[CAPITAL ONE LOGO]

                         CAPITAL ONE FINANCIAL CORPORATION
                         2980 Fairview Park Drive
                         Suite 1400
                         Falls Church, VA 22042-4525


For Immediate Release:                 Contact:   Paul Paquin
July 15, 1997                                     V.P., Investor Relations
                                                  (703) 205-1039

                                                  Diana Sun
                                                  Director, Media Relations
                                                  (703) 205-1184


                  CAPITAL ONE REPORTS SECOND QUARTER EARNINGS

         FALLS CHURCH, Va. (July 15, 1997) --- Capital One Financial Corporation (NYSE: COF) today announced second quarter 1997 earnings of $39.4 million, or $.58 per share, versus earnings of $42.5 million, or $.63 per share, for the first quarter of 1997 and $38.2 million, or $.57 per share, for the comparable period in the prior year. The level of earnings in the second quarter was consistent with management's lowered expectations as described in its first quarter 1997 Form 10-Q.

         Revenue, defined as managed net interest income and non-interest income, declined slightly to $466 million in the second quarter of 1997 versus $468 million in the first quarter of 1997, but increased 42 percent over the $328 million for the comparable period in the prior year. Revenues were lower than expected due to lower rates of delinquency, providing less fee income, and to higher balance attrition. For the quarter, Capital One's managed consumer loan balances increased by $130 million to $12.7 billion. This modest increase reflected greater emphasis on second generation credit card products and the impact of increased balance attrition as a result of increasing industry mail volumes. During the second quarter of 1997, the Company added 673,000 net new accounts, bringing total accounts to 9.8 million. This was the second largest-ever quarterly growth in accounts and represented a 30 percent annualized growth rate.

         "Despite a very difficult industry backdrop, we continue to add accounts at a rapid pace," said Richard D. Fairbank, Capital One's Chairman and Chief Executive Officer. "While improved delinquencies are always a positive sign, they do create short-term earnings pressure."


                                   -more-

CAPITAL ONE REPORTS SECOND QUARTER EARNINGS
PAGE 2


         The managed net interest margin was 8.30 percent in the second quarter of 1997, a decrease from 8.83 percent in the first quarter of 1997 and an increase from 7.94 percent in the comparable period of the prior year. The lower margin from the previous quarter reflects decreased late fees and attrition from loans at non-introductory rates.

         The managed delinquency rate (30+ days) decreased to 6.33 percent as of June 30, 1997, compared with 6.41 percent as of March 31, 1997. This decline represents improvements in the first half of the year that slightly exceed seasonal effects and is the first time that delinquencies have fallen in eight quarters. The managed net charge-off rate increased to 6.38 percent for the second quarter of 1997 compared with 5.84 percent in the first quarter of 1997. This increase was within expectations and is due to the continued aging of the portfolio and the effect of increases in industry losses.

         Marketing investment of $45.0 million declined from $54.1 million in the first quarter 1997 and increased compared to $42.7 million in the comparable period of the prior year. Other non-interest expenses (excluding solicitation expense) for the second quarter of 1997 were $157.0 million versus $159.5 million for the first quarter of 1997 and $116.6 million in the comparable period of the prior year. For the period, total associate headcount remained flat.

         "We are now beginning to reap the benefits of our investments in technology and process improvements and our more aggressive management of costs," said Nigel W. Morris, Capital One's President and Chief Operating Officer. "Investments in the last few years are now paying off. In the quarter, we added more than 670,000 accounts and actively reduced our total expenses - achieving a nine percent decrease in cost per account."

         The allowance for loan losses was maintained at $118.5 million, and decreased slightly to 3.27 percent of on-balance sheet receivables as of June 30, 1997 from 3.37 percent as of March 31, 1997. Capital ratios were strong as of June 30, 1997 at 14.91 percent of reported assets and 6.01 percent of managed assets, compared to 14.22 percent and 5.86 percent, respectively, for the previous quarter.

         As a result of current conditions, management has revised its target for earnings growth for 1997. Management now expects that the Company will report earnings for the year ending




                                   -more-

CAPITAL ONE REPORTS SECOND QUARTER EARNINGS
PAGE 3


December 31, 1997 in the range of 5-10 percent higher than the $2.30 per share reported for 1996. Management cautions that actual results could differ from current expectations due to a number of factors, including the level of loans outstanding, delinquencies and charge-offs experienced in the second half of 1997.

         The Company also announced that it expects to repurchase up to two million shares of the Company's common stock over the next two years in order to mitigate the impact of shares issuable through dividend reinvestment, employee stock purchase and option programs.

         Headquartered in Falls Church, Virginia, Capital One Financial Corporation is a holding company whose principal subsidiaries, Capital One Bank and Capital One, F.S.B., offer financial products and services to consumers. Capital One's subsidiaries collectively had 9.8 million customers and $12.7 billion in managed loans outstanding as of June 30, 1997, and are among the largest providers of MasterCard and Visa credit cards in the United States.

                                     # # #


[NOTE: This release and financial information are available on the Internet on Capital One's home page (www.capitalone.com). Click on "Financial Information" to view/download the release and financial information.]

                    CAPITAL ONE FINANCIAL CORPORATION (COF)
                        FINANCIAL & STATISTICAL SUMMARY

                                                           97             97             96            96              96
(in millions, except per share data and as noted)          Q2             Q1             Q4            Q3              Q2
================================================================================================================================
EARNINGS (MANAGED BASIS)
Net Interest Income                                     $  296.3       $  310.7       $  282.6      $  267.2        $  231.6
Non-Interest Income                                        169.3          157.3          154.3         133.4            96.1
                                                      --------------------------------------------------------------------------
Total Revenue                                              465.6          468.0          436.9         400.6           327.7
Provision for Loan Losses                                  200.1          185.9          171.5         141.2           107.7
Marketing Expenses                                          45.0           54.1           52.2          60.2            42.7
Operating Expenses                                         157.1          159.5          148.4         136.6           116.6
                                                      --------------------------------------------------------------------------
Income Before Taxes                                         63.5           68.5           64.9          62.6            60.6
Tax Rate                                                    38.0  %        38.0  %        38.0  %       38.0  %         37.0 %
Net Income                                              $   39.4       $   42.5       $   40.3      $   38.8        $   38.2
--------------------------------------------------------------------------------------------------------------------------------
COMMON SHARE STATISTICS
EPS                                                     $   0.58       $   0.63       $   0.60      $   0.58        $   0.57
Dividends Per Share                                     $   0.08       $   0.08       $   0.08      $   0.08        $   0.08
Book Value Per Share (period end)                       $  12.35       $  11.72       $  11.16      $  10.58        $  10.03
Stock Price Per Share (period end)                      $  37.75       $  37.25       $  36.00      $  29.88        $  28.50
Total Market Capitalization (period end)                $2,509.8       $2,472.5       $2,387.7      $1,980.3        $1,888.1
Shares Outstanding (period end)                             66.5           66.4           66.3          66.3            66.2
Shares Used to Compute EPS                                  67.9           67.9           67.6          67.0            66.9
--------------------------------------------------------------------------------------------------------------------------------
MANAGED LOAN STATISTICS (PERIOD AVG.)
Average Loans                                           $ 12,715       $ 12,559       $ 12,471      $ 11,581        $ 10,740
Average Earning Assets                                  $ 14,278       $ 14,080       $ 13,635      $ 12,809        $ 11,673
Average Assets                                          $ 15,272       $ 14,900       $ 14,459      $ 13,718        $ 12,392
Average Equity                                          $    798       $    764       $    733          $698        $    644
Net Interest Margin                                         8.30 %         8.83  %        8.29  %       8.35  %         7.94 %
Return on Average Assets (ROA)                              1.03 %         1.14  %        1.11  %       1.13  %         1.23 %
Return on Average Equity (ROE)                             19.72 %        22.24  %       21.95  %      22.24  %        23.73 %
Charge-Off Rate                                             6.38 %         5.84  %        5.11  %       4.19  %         3.97 %
Net Charge-Offs                                         $  202.8       $  183.3       $  159.2      $  121.4        $  106.6
--------------------------------------------------------------------------------------------------------------------------------
MANAGED LOAN STATISTICS (PERIOD END)
Reported Loans                                          $  3,624       $  3,817       $  4,344      $  4,462        $  3,570
Securitized Loans                                          9,113          8,790          8,460         7,679           7,609
                                                      --------------------------------------------------------------------------
Total Loans                                             $ 12,737       $ 12,607       $ 12,804      $ 12,141        $ 11,179
Delinquency Rate (30+ days)                                 6.33  %        6.41  %        6.24  %       5.25  %         4.58 %
Number of Accounts (000's)                                 9,796          9,123          8,586         8,232           7,758
Total Assets                                            $ 15,270       $ 14,945       $ 14,928      $ 14,272        $ 13,285
Capital*                                                $  918.5       $  875.2       $  740.4      $  701.3        $  664.3
Capital to Managed Assets Ratio                             6.01  %        5.86  %        4.96  %       4.91  %         5.00 %
Percent Introductory Rate Loans                               25  %          25  %          27  %         27  %           28 %
Employees (FTE)                                            6,129          6,176          5,740         5,232           4,760
--------------------------------------------------------------------------------------------------------------------------------

*   Capital includes stockholders' equity and preferred beneficial interests.

CAPITAL ONE FINANCIAL CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands)(unaudited)


                                                                              June 30          March 31             June 30
                                                                               1997              1997                1996
                                                                          --------------    ----------------    ------------------
ASSETS:
Cash and due from banks                                                    $    136,112       $    127,721       $         8,426
Federal funds sold and resale agreements                                        295,507            339,950               600,000
Interest-bearing deposits at other banks                                         21,441            209,280               233,700
                                                                          --------------     ---------------    ------------------
  Cash and cash equivalents                                                     453,060            676,951               842,126
Securities available for sale                                                 1,142,328          1,026,373               652,988
Consumer loans held for securitization                                                             300,000             1,000,000
Consumer loans                                                                3,623,952          3,516,951             2,569,740
  Less:  Allowance for loan losses                                             (118,500)          (118,500)              (74,000)
                                                                          --------------     ---------------    ------------------
Net loans                                                                     3,505,452          3,398,451             2,495,740
Premises and equipment, net                                                     181,078            180,927               155,569
Interest receivable                                                              48,135             32,883                57,252
Accounts receivable from securitizations                                        729,238            459,169               409,983
Other assets                                                                    100,144             80,225                62,463
                                                                          --------------     ---------------    ------------------
  Total assets                                                             $  6,159,435       $  6,154,979       $     5,676,121
                                                                          ==============     ===============    ==================


LIABILITIES:
Interest-bearing deposits                                                  $    869,801       $    741,719       $     1,215,499
Other borrowings                                                                293,734            355,188               259,500
Senior notes                                                                  3,468,801          3,468,801             3,134,217
Deposit notes                                                                   299,996            299,996               200,000
Interest payable                                                                 72,261             61,162                70,724
Other liabilities                                                               236,343            352,882               131,918
                                                                          --------------     ---------------    ------------------
  Total liabilities                                                           5,240,936          5,279,748             5,011,858

GUARANTEED PREFERRED BENEFICIAL INTERESTS
  IN CAPITAL ONE BANK'S FLOATING RATE JUNIOR
  SUBORDINATED DEBENTURES:                                                       97,534             97,470

STOCKHOLDERS' EQUITY:
Common stock                                                                        665                664                   662
Paid-in capital, net                                                            491,953            486,127               473,502
Retained earnings                                                               328,347            290,970               190,099
                                                                          --------------     ---------------    ------------------
  Total stockholders' equity                                                    820,965            777,761               664,263
                                                                          --------------     ---------------    ------------------
  Total liabilities and stockholders' equity                               $  6,159,435       $  6,154,979       $     5,676,121
                                                                          ==============     ===============    ==================

CAPITAL ONE FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)


                                                                   Three Months Ended                     Six Months Ended
                                                         June 30        March 31         June 30      June 30         June 30
                                                          1997            1997            1996         1997            1996
                                                     -------------------------------------------  -----------------------------
INTEREST INCOME:
Consumer loans, including fees                        $  143,485     $   146,512     $   123,403   $    289,997     $  237,514
Federal funds sold and resale agreements                   2,613           5,664           4,487          8,277         12,464
Other                                                     20,772          16,418           9,863         37,190         20,917
                                                     -------------------------------------------  -----------------------------
  Total interest income                                  166,870         168,594         137,753        335,464        270,895

INTEREST EXPENSE:
Deposits                                                   8,635          10,437          11,031         19,072         23,574
Other borrowings                                          10,453           6,524           5,567         16,977         13,915
Senior and deposit notes                                  64,523          63,436          46,702        127,959         88,145
                                                     -------------------------------------------  -----------------------------
  Total interest expense                                  83,611          80,397          63,300        164,008        125,634
                                                     -------------------------------------------  -----------------------------
Net interest income                                       83,259          88,197          74,453        171,456        145,261
Provision for loan losses                                 46,776          49,187          25,110         95,963         50,278
                                                     -------------------------------------------  -----------------------------
Net interest income after provision for loan losses       36,483          39,010          49,343         75,493         94,983

NON-INTEREST INCOME:
Servicing                                                148,562         170,033         109,115        318,595        237,301
Service charges                                           57,278          53,648          42,034        110,926         68,658
Interchange                                               11,405           9,315          14,119         20,720         22,417
Other                                                     11,797          10,061           5,331         21,858         13,371
                                                     -------------------------------------------  -----------------------------
  Total non-interest income                              229,042         243,057         170,599        472,099        341,747

NON-INTEREST EXPENSE:
Salaries and associate benefits                           69,287          70,636          49,655        139,923         93,931
Solicitation                                              44,995          54,051          42,733         99,046         94,257
Communications and data processing                        24,320          21,790          19,879         46,110         34,819
Supplies and equipment                                    18,406          18,073          14,399         36,479         26,783
Occupancy                                                  7,388           7,801           4,924         15,189          9,019
Other                                                     37,659          41,196          27,744         78,855         56,975
                                                     -------------------------------------------  -----------------------------
  Total non-interest expense                             202,055         213,547         159,334        415,602        315,784
                                                     -------------------------------------------  -----------------------------
Income before income taxes                                63,470          68,520          60,608        131,990        120,946
Income taxes                                              24,118          26,038          22,425         50,156         44,750
                                                     -------------------------------------------  -----------------------------
Net income                                            $   39,352     $    42,482     $    38,183   $     81,834     $   76,196
                                                    ============================================  =============================

Earnings per share                                    $     0.58     $      0.63     $      0.57   $       1.21     $     1.14
                                                    ============================================  =============================
Dividends paid per share                              $     0.08     $      0.08     $      0.08   $       0.16     $     0.16
                                                    ============================================  =============================

CAPITAL ONE FINANCIAL CORPORATION
STATEMENTS OF AVERAGE BALANCES, INCOME AND EXPENSE, YIELDS AND RATES (dollars in thousands)(unaudited)

MANAGED (1)                                                          Quarter Ended 6/30/97
                                                     ---------------------------------------------------
                                                            Average           Income/           Yield/
                                                            Balance           Expense            Rate
                                                            -------           -------            ----
ASSETS:
Earning assets
 Consumer loans                                        $    12,714,870      $   482,088          15.17 %
 Federal funds sold and resale agreements                      187,650            2,613           5.57
 Other securities                                            1,375,364           20,772           6.04
                                                     ---------------------------------------------------
Total earning assets                                        14,277,884      $   505,473          14.16 %
                                                                           =============
Cash and due from banks                                        111,670
Allowance for loan losses                                     (118,833)
Premises and equipment, net                                    182,227
Other assets                                                   818,622
                                                     ------------------
Total assets                                           $    15,271,570
                                                     ==================

LIABILITIES AND EQUITY:
Interest-bearing liabilities
 Deposits                                              $       817,936      $     8,635           4.22 %
 Other borrowings                                              694,814           10,453           6.02
 Senior and deposit notes                                    3,768,797           64,523           6.85
 Securitization liability                                    8,713,517          125,531           5.76
                                                     ---------------------------------------------------
Total interest-bearing liabilities                          13,995,064      $   209,142           5.98 %
                                                                           =============
Other liabilities                                              380,807
                                                     ------------------
Total liabilities                                           14,375,871

Preferred beneficial interests                                  97,503

Equity                                                         798,196
                                                     ------------------
Total liabilities and equity                           $    15,271,570
                                                     ==================

                                                                                                ---------
Net interest spread                                                                               8.18 %
                                                                                                =========

Interest income to average earning assets                                                        14.16 %
Interest expense to average earning assets                                                        5.86
                                                                                                ---------
Net interest margin                                                                               8.30 %
                                                                                                =========

MANAGED (1)                                                               Quarter Ended 3/31/97
                                                        ---------------------------------------------------------
                                                               Average             Income/             Yield/
                                                               Balance             Expense              Rate
                                                               -------             -------              ----
ASSETS:
Earning assets
 Consumer loans                                          $      12,558,878       $    485,515           15.46 %
 Federal funds sold and resale agreements                          426,726              5,664            5.31
 Other securities                                                1,093,984             16,418            6.00
                                                        ---------------------------------------------------------
Total earning assets                                            14,079,588       $    507,597           14.42 %
                                                                                ==============
Cash and due from banks                                             91,047
Allowance for loan losses                                         (119,835)
Premises and equipment, net                                        180,256
Other assets                                                       668,501
                                                        -------------------
Total assets                                             $      14,899,557
                                                        ===================

LIABILITIES AND EQUITY:
Interest-bearing liabilities
 Deposits                                                $         992,751       $     10,437            4.21 %
 Other borrowings                                                  410,924              6,524            6.35
 Senior and deposit notes                                        3,808,926             63,436            6.66
 Securitization liability                                        8,500,177            116,510            5.48
                                                        ---------------------------------------------------------
Total interest-bearing liabilities                              13,712,778       $    196,907            5.74 %
                                                                                ==============
Other liabilities                                                  357,833
                                                        -------------------
Total liabilities                                               14,070,611

Preferred beneficial interests                                      64,966

Equity                                                             763,980
                                                        -------------------
Total liabilities and equity                             $      14,899,557
                                                        ===================

                                                                                                      ----------
Net interest spread                                                                                      8.68 %
                                                                                                      ==========

Interest income to average earning assets                                                               14.42 %
Interest expense to average earning assets                                                               5.59
                                                                                                      ----------
Net interest margin                                                                                      8.83 %
                                                                                                      ==========
MANAGED (1)                                                            Quarter Ended 6/30/96
                                                       ----------------------------------------------------
                                                            Average          Income/              Yield/
                                                            Balance          Expense               Rate
                                                            -------          -------               ----
ASSETS:
Earning assets
 Consumer loans                                         $   10,739,650     $   381,552            14.21 %
 Federal funds sold and resale agreements                      336,951           4,487             5.33
 Other securities                                              596,073           9,863             6.62
                                                       ----------------------------------------------------
Total earning assets                                        11,672,674     $   395,902            13.57 %
                                                                          =============
Cash and due from banks                                         25,073
Allowance for loan losses                                      (74,004)
Premises and equipment, net                                    152,285
Other assets                                                   615,548
                                                       -----------------
Total assets                                            $   12,391,576
                                                       =================

LIABILITIES AND EQUITY:
Interest-bearing liabilities
 Deposits                                               $      788,788     $    11,031             5.59 %
 Other borrowings                                              348,627           5,567             6.39
 Senior and deposit notes                                    2,875,119          46,702             6.50
 Securitization liability                                    7,490,724         101,032             5.40
                                                       ----------------------------------------------------
Total interest-bearing liabilities                          11,503,258     $   164,332             5.71 %
                                                                          =============
Other liabilities                                              244,641
                                                       -----------------
Total liabilities                                           11,747,899

Preferred beneficial interests

Equity                                                         643,677
                                                       -----------------
Total liabilities and equity                            $   12,391,576
                                                       =================

                                                                                                ----------
Net interest spread                                                                                7.86 %
                                                                                                ==========

Interest income to average earning assets                                                         13.57 %
Interest expense to average earning assets                                                         5.63
                                                                                                ----------
Net interest margin                                                                                7.94 %
                                                                                                ==========

(1) The information in this table reflects the adjustment to add back the effect of securitized loans.

CAPITAL ONE FINANCIAL CORPORATION
STATEMENTS OF AVERAGE BALANCES, INCOME AND EXPENSE, YIELDS AND RATES (dollars in thousands)(unaudited)

REPORTED                                                               Quarter Ended 6/30/97
                                                         ------------------------------------------------
                                                             Average          Income/          Yield/
                                                             Balance          Expense           Rate
                                                             -------          -------           ----
ASSETS:
Earning assets
 Consumer loans                                            $    3,996,560     $   143,485        14.36 %
 Federal funds sold and resale agreements                         187,650           2,613         5.57
 Other securities                                               1,375,364          20,772         6.04
                                                         ------------------------------------------------
Total earning assets                                            5,559,574     $   166,870        12.01 %
                                                                             =============
Cash and due from banks                                           111,670
Allowance for loan losses                                        (118,833)
Premises and equipment, net                                       182,227
Other assets                                                      823,415
                                                         -----------------
Total assets                                               $    6,558,053
                                                         =================

LIABILITIES AND EQUITY:
Interest-bearing liabilities
 Deposits                                                  $      817,936     $     8,635         4.22 %
 Other borrowings                                                 694,814          10,453         6.02
 Senior and deposit notes                                       3,768,797          64,523         6.85
                                                         ------------------------------------------------
Total interest-bearing liabilities                              5,281,547     $    83,611         6.33 %
                                                                             =============
Other liabilities                                                 380,807
                                                         -----------------
Total liabilities                                               5,662,354

Preferred beneficial interests                                     97,503

Equity                                                            798,196
                                                         -----------------
Total liabilities and equity                               $    6,558,053
                                                         =================

                                                                                               ----------
Net interest spread                                                                               5.68 %
                                                                                               ==========

Interest income to average earning assets                                                        12.01 %
Interest expense to average earning assets                                                        6.02
                                                                                               ----------
Net interest margin                                                                               5.99 %
                                                                                               ==========
REPORTED                                                                  Quarter Ended 3/31/97
                                                            -----------------------------------------------
                                                                Average             Income/        Yield/
                                                                Balance             Expense         Rate
                                                                -------             -------         ----
ASSETS:
Earning assets
 Consumer loans                                               $     4,058,701      $   146,512      14.44 %
 Federal funds sold and resale agreements                             426,726            5,664       5.31
 Other securities                                                   1,093,984           16,418       6.00
                                                            -----------------------------------------------
Total earning assets                                                5,579,411      $   168,594      12.09 %
                                                                                  =============
Cash and due from banks                                                91,047
Allowance for loan losses                                            (119,835)
Premises and equipment, net                                           180,256
Other assets                                                          668,501
                                                             -----------------
Total assets                                                  $     6,399,380
                                                             =================

LIABILITIES AND EQUITY:
Interest-bearing liabilities
 Deposits                                                     $       992,751      $    10,437       4.21 %
 Other borrowings                                                     410,924            6,524       6.35
 Senior and deposit notes                                           3,808,926           63,436       6.66
                                                            -----------------------------------------------
Total interest-bearing liabilities                                  5,212,601      $    80,397       6.17 %
                                                                                  =============
Other liabilities                                                     357,833
                                                             -----------------
Total liabilities                                                   5,570,434

Preferred beneficial interests                                         64,966

Equity                                                                763,980
                                                             -----------------
Total liabilities and equity                                  $     6,399,380
                                                             =================

                                                                                                  ----------
Net interest spread                                                                                  5.92 %
                                                                                                  ==========

Interest income to average earning assets                                                           12.09 %
Interest expense to average earning assets                                                           5.77
                                                                                                  ----------
Net interest margin                                                                                  6.32 %
                                                                                                  ==========
REPORTED                                                                  Quarter Ended 6/30/96
                                                           -------------------------------------------------
                                                              Average              Income/         Yield/
                                                              Balance              Expense          Rate
                                                              -------              -------          ----
ASSETS:
Earning assets
 Consumer loans                                              $   3,248,926        $   123,403       15.19 %
 Federal funds sold and resale agreements                          336,951              4,487        5.33
 Other securities                                                  596,073              9,863        6.62
                                                           -------------------------------------------------
Total earning assets                                             4,181,950        $   137,753       13.18 %
                                                                                 =============
Cash and due from banks                                             25,073
Allowance for loan losses                                          (74,004)
Premises and equipment, net                                        152,285
Other assets                                                       615,548
                                                            ---------------
Total assets                                                 $   4,900,852
                                                            ===============

LIABILITIES AND EQUITY:
Interest-bearing liabilities
 Deposits                                                    $     788,788        $    11,031        5.59 %
 Other borrowings                                                  348,627              5,567        6.39
 Senior and deposit notes                                        2,875,119             46,702        6.50
                                                           -------------------------------------------------
Total interest-bearing liabilities                               4,012,534        $    63,300        6.31 %
                                                                                 =============
Other liabilities                                                  244,641
                                                            ---------------
Total liabilities                                                4,257,175

Preferred beneficial interests

Equity                                                             643,677
                                                            ---------------
Total liabilities and equity                                 $   4,900,852
                                                            ===============

                                                                                                  ----------
Net interest spread                                                                                  6.87 %
                                                                                                  ==========

Interest income to average earning assets                                                           13.18 %
Interest expense to average earning assets                                                           6.06
                                                                                                  ----------
Net interest margin                                                                                  7.12 %
                                                                                                  ==========



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